UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
______________

Date of Report (Date of earliest event reported):  May 19, 2010

First National Community Bancorp, Inc.
(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53869	23-2900790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 E. Drinker St., Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

(570) 346-7667
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 19, 2010, the Registrant amended Article 5 of its Articles of Incorporation to authorize 20,000,000 shares of preferred stock, par value $1.25 per share. The amendment to Article 5 was previously approved and adopted by the Registrant’s shareholders at the Annual Meeting of Shareholders held on May 19, 2009. The Amended and Restated Articles of Incorporation are attached hereto as Exhibit 3.1 and are incorporated in this Item 5.03 by reference.

ITEM 5.07                      Submission of Matters to a Vote of Security Holders

On May 19, 2010, First National Community Bancorp, Inc. (the "Company") held its 2010 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 16,300,000 shares of the Company's common stock were entitled to vote as of March 5, 2010, the record date for the Annual Meeting. There were 13,520,366 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Class B Director

The shareholders voted to elect one (1) Class B Director to serve for a term of two (2) years and until his successor is elected and qualified.  The results of the vote were as follows:

Name	For	Against	Abstaining	Broker Non-Votes
William P. Conaboy	10,514,856	303,266	27,214	2,675,029

Proposal No. 2 – Election of Class C Directors

The shareholders voted to elect three (3) Class C Directors to serve for a term of three (3) years and until their successor is elected and qualified.  The results of the vote were as follows:

Name	For	Against	Broker Non-Votes
Joseph Coccia	10,380,122	465,214	2,675,029
Dominick L. DeNaples	10,402,182	443,154	2,675,029
John P. Moses	10,379,756	465,580	2,675,029

Proposal No. 3 – Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2010

The shareholders voted to ratify the selection of Demetrius & Company, L.L.C., Certified Public Accountants of Wayne, New Jersey as the Company's independent registered public accounting firm for the fiscal year 2010. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
13,315,610	175,651	29,104	0

Proposal No. 4 – Approval and adoption the amendment to the Articles of Incorporation of the company to authorize preferred stock

The shareholders voted to approve and adopt the amendment to the Articles of Incorporation of the company to authorize preferred stock.  The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
10,205,911	478,322	161,103	2,675,029

Item 7.01                      Regulation FD Disclosure

On May 19, 2010, Dominick L. DeNaples, Vice Chairman of the Board and Gerard A. Champi, Interim President & Chief Executive Officer of the Registrant, gave presentations at the Annual Meeting. A copy of these materials is included in this report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation
99.1	Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST NATIONAL COMMUNITY BANCORP, INC.
(Registrant)

Dated: May 19, 2010	/s/ Linda A. D'Amario
Interim Principal Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

3.1                      Amended and Restated Articles of Incorporation

99.1                      Annual Meeting Presentation.